POWER OF ATTORNEY
			FOR SECTION 16 AND EU MARKET ABUSE REGULATION FILINGS

	Know all by these presents that the undersigned hereby constitutes and
	appoints each of Katherine J. Brennan, Tiffany D. Wooley and Connor Kuratek
	signing singly, his or her true and lawful attorney-in-fact to:

		(1)	execute for and on behalf of the undersigned Forms 3, 4
			and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

		(2)	do and perform any and all acts for and on behalf of the
			undersigned which may be necessary or desirable to complete
			the execution of any such Form 3, 4 or 5 and the timely
			filing of such form with the United States Securities and
			Exchange Commission and any other authority; and

		(3) 	do and perform any and all acts for and on behalf of the
			undersigned which may be necessary or desirable to comply with the responsibilities of the undersigned as set out in the EU Market Abuse Regulation (2014/596/EU), namely the requirement to file all necessary forms relating to share dealing with the Financial Conduct Authority in the United Kingdom; and

		(4)	take any other action of any type whatsoever in connection
			with the foregoing which, in the opinion of such
			attorney-in-fact, may be of benefit to, in the best interest
			of, or legally required by, the undersigned, it being
			understood that the documents executed by such
			attorney-in-fact on behalf of the undersigned pursuant to
			this Power of Attorney shall be in such form and shall
			contain such terms and conditions as such attorney-in-fact
			may approve in his or her discretion.

	The undersigned hereby grants to each such attorney-in-fact full power
	and authority to do and perform each and every act and thing whatsoever
	requisite, necessary and proper to be done in the exercise of any of the
	rights and powers herein granted, as fully to all intents and purposes as
	the undersigned might or could do if personally present, with full power of
	substitution or revocation, hereby ratifying and confirming all that such
	attorney-in-fact, or his or her substitute or substitutes, shall lawfully do
	or cause to be done by virtue of this Power of Attorney and the rights and
	powers herein granted.  The undersigned acknowledges that the foregoing
	attorneys-in-fact, in serving in such capacity at
	the request of the undersigned, are not assuming any of the undersigned?s
	responsibilities to comply with Section 16 of the Securities Exchange Act of
	1934, as amended, and with the EU Market Abuse Regulation (2014/596/EU).
	This authorization shall remain in effect unless and until it is revoked in
	writing by the undersigned.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be
	executed as of this 15th day of December, 2017.


						/s/ Daniel S. Glaser
						_______________________
						 Daniel S. Glaser